SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 10, 1994




                    McKESSON CORPORATION
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(Exact name of registrant as specified in its charter)


     Delaware              1-9626                 94-3040479
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(State or other       (Commission File         (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
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(Address of principal executive offices)              (Zip Code)


                            (415) 983-8300
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(Registrant's telephone number, including area code )



Item 5.   Other Events.
          ------------

On July 11, 1994, the Registrant announced that it had entered into an Agreement and Plan of Merger dated as of July 10, 1994 (the "Merger Agreement") by and among the Registrant, Eli Lilly and Company ("Parent") and ECO Acquisition Corporation, a wholly-owned subsidiary of Parent (the "Purchaser"), as well as certain other agreements which provide for a corporate restructuring pursuant to which it will sell to Parent its pharmaceutical benefits management business, which is primarily operated by PCS Health Systems, Inc. and Clinical Pharmaceuticals, Inc., two subsidiaries of the Registrant, for $4 billion in cash (the "Transaction"). The full text of the press release issued by the Registrant concerning the Transaction is set forth in Exhibit (99.1) to this Current Report on Form 8-K. On July 15, 1994, pursuant to the Merger Agreement, (a) the Purchaser commenced a tender offer for all of the outstanding shares of common stock of the Registrant, as disclosed in a Tender Offer Statement on
Schedule 14D-1 dated July 15, 1994 and (b) the Registrant filed a Solicitation/Recommendation Statement on Schedule 14D-9 containing, among other things, a description of the Transaction and the recommendation of the Registrant's Board of Directors to the Registrant's stockholders with respect to the Transaction. The descriptions set forth above of the Transaction and the Merger Agreement do not purport to be complete and are qualified in their entirety by the information contained in the agreements which are listed in the exhibits attached to this Current Report on Form 8-K, which are incorporated herein by reference.

In view of the pending transaction described in the abovementioned release, the Registrant's Annual Meeting of Stockholders scheduled for 10:00 A.M. on Wednesday, July 27, 1994, is being cancelled. A copy of the letter dated July 11, 1994 which was sent to the Registrant's stockholders announcing the cancellation of such meeting is set forth in Exhibit (99.2) to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          -------------

          (c)  Exhibits
               --------

               (2.1) Agreement and Plan of Merger, dated as of July 10, 1994 among McKesson Corporation, Eli Lilly and Company and ECO Acquisition Corporation
                         (incorporated by reference to Exhibit 3
                         of the Registrant's Solicitation/
                         Recommendation Statement on Schedule
                         14D-9 dated July 15, 1994)

               (2.1)     Reorganization and Distribution
                         Agreement dated July 10, 1994 among
                         McKesson Corporation and certain of its
                         affiliates (incorporated by reference to
                         Exhibit 4 of the Registrant's
                         Solicitation/Recommendation Statement on
                         Schedule 14D-9 dated July 15, 1994)

               (10.1)    Form of Amendment to Termination
                         Agreement (incorporated by reference to
                         Exhibit 2 of the Registrant's
                         Solicitation/Recommendation Statement on
                         Schedule 14D-9 dated July 15, 1994)

               (10.2)    Tax Sharing Agreement dated as of
                         July 10, 1994, among SP Ventures, Inc.,
                         ECO Acquisition Corporation, Eli Lilly
                         and Company and McKesson Corporation
                         (incorporated by reference to Exhibit 5
                         of the Registrant's Solicitation/
                         Recommendation Statement on Schedule
                         14D-9 dated July 15, 1994)

               (10.3) Memorandum of Understanding dated as of July 10, 1994 between SP Ventures, Inc. and Eli Lilly and Company (incorporated by reference to Exhibit 6 of the Registrant's Solicitation/Recommendation
                         Statement on Schedule 14D-9 dated
                         July 15, 1994)

               (10.4) Non-Competition Agreement dated as of July 10, 1994, between McKesson Corporation, SP Ventures, Inc., ECO Acquisition Corporation and Eli Lilly and Company (incorporated by reference to Exhibit 7 of the Registrant's Solicitation/Recommendation Statement on
                         Schedule 14D-9 dated July 15, 1994)

               (10.5)    HDS Services Agreement dated as of
                         July 10, 1994 among Eli Lilly and
                         Company, PCS Health Systems, Inc. and
                         Healthcare Delivery Systems, Inc.
                         (incorporated by reference to Exhibit 8
                         of the Registrant's Solicitation/
                         Recommendation Statement on Schedule
                         14D-9 dated July 15, 1994)

               (10.6) McKesson Services Agreement dated as of July 10, 1994 among PCS Health Systems, Inc. and SP Ventures, Inc. (incorporated by reference to Exhibit 9 of the Registrant's Solicitation/Recommendation
                         Statement on Schedule 14D-9 dated
                         July 15, 1994)

               (10.7) Confidentiality Agreement dated June 8, 1994 between McKesson Corporation and Eli Lilly and Company (incorporated by reference to Exhibit 10 of the Registrant's Solicitation/Recommendation
                         Statement on Schedule 14D-9 dated
                         July 15, 1994)

               (99.1)    Press Release issued by McKesson
                         Corporation on July 11, 1994
                         (incorporated by reference to Exhibit 13 of the Registrant's Solicitation/
                         Recommendation Statement on Schedule
                         14D-9 dated July 15, 1994)

               (99.2)    Letter to the Stockholders of McKesson
                         Corporation dated July 11, 1994




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                    (Registrant)





Dated:  July 19, 1994        BY  /s/NANCY A. MILLER
                                    Vice President and Secretary


                             EXHIBIT INDEX

Exhibit
   No.                   Title
- -------   ---------------------------------------

(2.1) Agreement and Plan of Merger, dated as of July 10, 1994 among McKesson Corporation, Eli Lilly and Company and
          ECO Acquisition Corporation (incorporated by reference to Exhibit 3 of the Registrant's Solicitation/
          Recommendation Statement on Schedule 14D-9 dated
          July 15, 1994)

(2.1)     Reorganization and Distribution Agreement dated
          July 10, 1994 among McKesson Corporation and certain of its affiliates (incorporated by reference to Exhibit 4 of the Registrant's Solicitation/Recommendation
          Statement on Schedule 14D-9 dated July 15, 1994)

(10.1)    Form of Amendment to Termination Agreement
          (incorporated by reference to Exhibit 2 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(10.2)    Tax Sharing Agreement dated as of July 10, 1994, among
          SP Ventures, Inc., ECO Acquisition Corporation, Eli
          Lilly and Company and McKesson Corporation
          (incorporated by reference to Exhibit 5 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(10.3) Memorandum of Understanding dated as of July 10, 1994 between SP Ventures, Inc. and Eli Lilly and Company
          (incorporated by reference to Exhibit 6 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(10.4) Non-Competition Agreement dated as of July 10, 1994, between McKesson Corporation, SP Ventures, Inc., ECO Acquisition Corporation and Eli Lilly and Company (incorporated by reference to Exhibit 7 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(10.5) HDS Services Agreement dated as of July 10, 1994 among Eli Lilly and Company, PCS Health Systems, Inc. and Healthcare Delivery Systems, Inc. (incorporated by reference to Exhibit 8 of the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9 dated July 15, 1994)

(10.6) McKesson Services Agreement dated as of July 10, 1994 among PCS Health Systems, Inc. and SP Ventures, Inc.
          (incorporated by reference to Exhibit 9 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(10.7)    Confidentiality Agreement dated June 8, 1994 between
          McKesson Corporation and Eli Lilly and Company
          (incorporated by reference to Exhibit 10 of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated July 15, 1994)

(99.1)    Press Release issued by McKesson Corporation on
          July 11, 1994 (incorporated by reference to Exhibit 13 of the Registrant's Solicitation/Recommendation
          Statement on Schedule 14D-9 dated July 15, 1994)

(99.2) Letter to the Stockholders of McKesson Corporation dated July 11, 1994


                                                   Exhibit (99.2)

McKesson Corp.
  One Post Street, San Francisco CA 94104-5296 Tel 415 983 7652

  Alan Seelenfreund Chairman and Chief Executive Officer

                                                    McKESSON


July 11, 1994



To Our Shareholders and Employees:

     By the time this letter reaches you, the news media will have reported that McKesson Corp. announced today that we have entered into a definitive agreement for a corporate restructuring pursuant to which we will sell our PCS Health Systems, Inc. subsidiary to Eli Lilly and Company for $4 billion in cash. Enclosed is a copy of the press release containing details of the transaction.

     The purpose of this letter is to alert you to expect a communication very shortly from Eli Lilly and Company in respect to the tender offer.

     As a consequence of the pending transaction, the annual stockholders' meeting scheduled for July 27, 1994 is being cancelled. We also have postponed the publication of the annual report issue of McKesson Today so that we can prepare a report that reflects the financial and operating performance as well as the prospects of our continuing businesses.

Sincerely,

/s/Alan Seelenfreund
Alan Seelenfreund

Enclosure